EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of BSI2000, Inc., for the fiscal year ended December 31, 2004, I, Jack Harper, Chief Executive Officer and the Chief Financial Officer of BSI2000, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such report on Form 10-KSB for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in such report on Form 10-KSB for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of BSI2000, Inc.

Date: April __, 2005	BSI2000, INC.

	By:	/s/ Jack Harper
Jack Harper,
President (Principal Executive Officer and
Principal Accounting Officer) and Director

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